PROSPECTUS SUPPLEMENT

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated March 15, 2024,
to
Prospectuses dated May 1, 2023,
for
Hartford Leaders VUL LegacyTM Policies

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

Effective March 1, 2024, the following Funds have restated their expenses: Fidelity® VIP ContrafundSM Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® VIP Strategic Income Portfolio. The rows for these Funds in APPENDIX A: Funds Available Under the Policy are hereby deleted and replaced with the following.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.81%	(26.49)%	8.39%	11.15%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.82%	(14.97)%	5.68%	9.69%
Multisector Bond	*Fidelity® VIP Strategic Income Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.90%	(11.52)%	1.09%	2.20%
* Closed to new and subsequent premium payments and transfers of Account Value.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

PRODUCTSUP218                                                    HLP-202